HARSCO CORPORATION

Subsidiaries of the Registrant:


                                                        Country of                     Ownership
Name                                                   Incorporation                  Percentage
____                                                   _____________                  __________

Heckett MultiServ SAIC                                 Argentina                        100%
MetServ (Australia) Pty. Ltd.                          Australia                        70%
MetServ Victoria Pty. Ltd.                             Australia                        70%
MetServ Pty. Ltd.                                      Australia                        55%
Harsco (Australia) Pty. Limited                        Australia                        100%
Tamper (Australia) Pty. Limited                        Australia                        100%
Taylor-Wharton (Australia) Pty. Limited                Australia                        100%
WRG MultiServ GmbH                                     Austria                          90%
Alu Serv Middle East W.L.L.                            Bahrain                          75%
Heckett MultiServ S.A.                                 Belgium                          100%
MultiServ Russia S.A.                                  Belgium                          100%
Loyquip Holdings S.A.                                  Belgium                          100%
Societe D'Etudes et D'AdministrationBelgium
  des Enterprises S.A.                                 Belgium                          100%
Somafer Benelux Interim S.A.                           Belgium                          100%
Finauxa S.A.                                           Belgium                          100%
Fortuna Insurance Limited                              Bermuda                          100%
Harsco (Bermuda) Limited                               Bermuda                          100%
Sociedade Brasileria de RecuperacaoBrazil
  de Metals (Sobremetal) Ltda                          Brazil                           100%
Comercio de Rejeitos Industriais Ltda                  Brazil                           100%
Harsco Canada Limited                                  Canada                           100%
Heckett Technology Services Canada, Inc.               Canada                           100%
Heckett MultiServ S.A.                                 Chile                            100%
MultiServ Wuhan Ltd.                                   China                            100%
MultiServ Jiangxi Ltd.                                 China                            100%
MultiServ s.r.o.                                       Czech Republic                   100%
Heckett MultiServ Holding S.A.                         France                           100%
Floyequip S.A.                                         France                           100%
Heckett MultiServ S.A.                                 France                           100%
ASVID S.A.                                             France                           100%
Chimimeca S.A.                                         France                           100%
PyroServ                                               France                           100%
Societe Francais D'Interim S.A.                        France                           100%
Heckett MultiServ Sud S.A.                             France                           100%
Heckett MultiServ GmbH                                 Germany                          100%
Harsco GmbH                                            Germany                          100%
Axil International Ltd.                                Ireland                          100%
IMS Servizi Spa                                        Italy                            100%
MultiServ Spa                                          Italy                            100%
ILSERV                                                 Italy                            65%
Luxequip Holdings S.A.                                 Luxembourg                       100%
Heckett MultiServ S.A.                                 Luxembourg                       100%
Societe Luxembourgoiese D'Interim S.A.                 Luxembourg                       100%
Taylor-Wharton Asia (M) SDN. BHD.                      Malaysia                         70%
Irving, S.A. de C.V.                                   Mexico                           100%
Heckett Mexicana, S.A. de C.V.                         Mexico                           100%
Andamios Patentados, S.A. de C.V.                      Mexico                           100%
Servicios Industriales Siderurgicos, S.A. de C.V.      Mexico                           100%
Electroforjados Nacionales, S.A. de C.V.               Mexico                           100%
Heckett MultiServ International N.V.                   Netherlands                      100%
Heckett MultiServ Finance B.V.                         Netherlands                      100%
Heckett MultiServ China B.V.                           Netherlands                      100%
Heckett MultiServ Far East B.V.                        Netherlands                      100%
Harsco Europa B.V.                                     Netherlands                      100%
Heckett (Holland) B.V.                                 Netherlands                      100%
Heckett MultiServ AS                                   Norway                           100%
Heckett Saudi Arabia Limited                           Saudi Arabia                     55%
MultiServ Slovensko s r.o.                             Slovakia Republ                  100%
FerroServ (Pty.) Limited                               South Africa                     100%
FerroServ Operations (Pty.) Ltd.                       South Africa                     100%
MultiServ Lycrete S.A.                                 Spain                            95%
Serviequipo S.A.                                       Spain                            95%
MultiServ Intermetal S.A.                              Spain                            100%
MultiServ Iberica S.A.                                 Spain                            100%
Heckett MultiServ Reclamet S.A.                        Spain                            100%
Gestion Materias Ferricas, S.A.                        Spain                            100%
Heckett MultiServ Nordiska AB                          Sweden                           100%
Heckett MultiServ AB                                   Sweden                           100%
Heckett MultiServ plc                                  U.K.                             100%
MultiServ Ltd.                                         U.K.                             100%
MultiServ Overseas Ltd.                                U.K.                             100%
Quipco Ltd.                                            U.K.                             100%
Harsco (U.K.) Ltd.                                     U.K.                             100%
The Permanent Way Equipment Company Limited            U.K.                             100%
Harsco Ltd.                                            U.K.                             100%
Tamper Corp. (U.K.) Limited                            U.K.                             100%
Heckett International Services Limited                 U.K.                             100%
Heckett Limited                                        U.K.                             100%
Heckett MultiServ Inc.                                 U.S.A.                           100%
Heckett MultiServ U.S. Corp.                           U.S.A.                           100%
Heckett MultiServ Operations Ltd.                      U.S.A.                           100%
Heckett MultiServ General Corp.                        U.S.A.                           100%
Heckett MultiServ Intermetal Inc.                      U.S.A.                           100%
Heckett Technology Services Inc.                       U.S.A.                           100%
Harsco Investment Corporation                          U.S.A.                           100%
Harsco Defense Holding, Inc.                           U.S.A.                           100%
Harsco Foreign Sales Corporation                       U.S. Virgin Isl                  100%
Heckett MultiServ MV + MS                              Venezuela                        100%
Heckett Yugoslavia Ltd.                                Yugoslavia                       100%





Companies in which Harsco Corporation does not have majority ownership are not consolidated. These companies are listed below as unconsolidated entities:




                                                        Country of
                                                       Incorporation/                     Ownership
Name                                                   Organization                   Percentage
____                                                   _____________                  __________

Ferro Scrap Nigam Ltd.                                 India                              40%
P.T. Purna Baja Heckett                                Indonesia                          40%
IKG-Salcon SDN. BHD.                                   Malaysia                           50%
Nutter-Niro Ingenieria S.A. de C.V.                    Mexico                             49%
Heckett MultiServ (South Africa) (Pty.) Ltd.           South Africa                       50%
United Defense, L.P.                                   U.S.A.                             40%
